Exhibit 10.1

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS					1. REQUISITION NUMBER
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30								PAGE 1 OF	4
2 CONTRACT. NO.	3. AWARDS			4. ORDER NUMBER		5. SOLICITATION NUMBER			6. SOLICITATION
HHSP233200530018B	EFFECTIVE DATE								ISSUE DATE
09/06/2005
7. FOR SOLICITATION			a. NAME	b. TELEPHONE NUMBER (No collect calls)				8. OFFER DUE DATE/LOCAL TIME
INFORMATION CALL:			PATRICK JOY	3014439265
9. ISSUED BY	CODE		DAM	10. THIS ACQUISITION IS
☒ UNRESTRICTED OR ☐SET ASIDE: % FOR
DHHS/PSC/SAS/DAM
PARKLAWN BUILDING, ROOM 5-101						☐ SMALL BUSINESS	☐EMERGING SMALL
5600 FISHERS LANE								BUSINESS
ROCKVILLE MD 20857				NAICS: 561320		☐HUBZONE SMALL
				SIZE STANDARD:		BUSINESS
				$ 11.5		☐SERVICE-DISABLED VETERAN-			☐8(A)
OWNED SMALL BUSINESS
11. DELIVERY FOR FOB DESTINA-		12.. DISCOUNT TERMS					13b. RATING
TION UNLESS BLOCK IS		As Indicated On Each Call		☐13a. THIS CONTRACT IS A
MARKED				RATED ORDER UNDER			14. METHOD OF SOLICITATION
☐ SEE SCHEDULE				DPAS (15 CFR 700)		☐RFQ	☐IFB	☐RFP
15. DELIVER TO		CODE		16. ADMINISTERED BY			CODE	DAM
As Indicated On Each Call				DHHS/PSC/SAS/DAM
PARKLAWN BLDG., ROOM 5-101
5600 FISHERS LANE
ROCKVILLE MD 20857

17a. CONTRACTOR/	CODE	593489868	FACILITY	16a. PAYMENT WILL BE MADE BY				CODE	SEE
OFFEROR		CODE

	MEDICAL STAFFING NETWORK			As Indicated On Each Call
Attn: PAM SMITH
901 YOMATO ROAD
SUITE 110
BOCA RATON FL 33431- 4415

TELEPHONE NO. 561-322-1793
☐17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER				18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW
				IS CHECKED	☐ SEE ADDENDUM
19.	20.			21.	22.	23.	24.
ITEM NO.	SCHEDULE OF SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT
GSA Contract #: V797p4482A
Tax ID Number : 593489868
DUNS Number : 007575160
Contract Clause for the Offeror’s Veteran’s Administration issued Federal Supply
Schedule are incorporated by reference.

I. Blanket Purchase Agreement (BPA) Terms and Conditions

(1) Temporary Professional (and allied) Medical Staffing (TPMS) Services can be ordered under the BPA on an as needed, as requested basis by all DHHS operating divisions. All orders placed against any BPA resulting from this RFQ (“The BPA”)
(Use Reverse and/or Attach Additional Sheets as Necessary)
25. ACCOUNTING AND APPROPRIATION DATA							26. TOTAL AWARD AMOUNT (For Govt.Use Only)
As Indicated On Each Call									$0.00
	☐27a.					SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4, FAR 52,.212-3 AND FAR 52.212-5 ARE ATTACHED. ADDENDA	☐ ARE	☐ ARE NOT ATTACHED
	☐27b.					CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA	☐ ARE	☐ ARE NOT ATTACHED
☐28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN				☒ 29. AWARD OF CONTRACT: REF.					OFFER
COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER				DATED		YOUR OFFER ON SOLICITATION (BLOCK 5),
ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL				INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH
SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.				HEREIN, IS ACCEPTED AS TO ITEMS:
30a. SIGNATURE OF OFFEROR/CONTRACTOR				31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
/s/	Larry McPherson			/s/		Patrick A. Joy
30b. NAME AND TITLE OF SIGNER (Type or Print)	30c. DATE SIGNED			31b. NAME OF CONTRACTING OFFICER (Type or print)				31c. DATE SIGNED
Larry McPherson CFO	9/1/05			PATRICK A. JOY				09/06/2005
AUTHORIZED FOR LOCAL REPRODUCTION	Working Copy						STANDARD FORM 1449 (REV. 3/2005)
PREVIOUS EDITIONS IS NOT USABLE							Prescribed by GSA-FAR (46CFR) 53.212

2 of 4

19.	20.	21.	22.	23.	24.
ITEM NO.	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

will be subject to the terms and conditions of the Federal Supply Schedule as well as the following documents.  In the event of an inconsistency between the provisions of The BPA and the Federal Supply Schedule contracts referenced herein, The BPA shall govern.

	List of Attached Documents for Section C:
	a. Price List.
	b. TPMS Service Requirements
	c.Occupational Position Descriptions Sheet
	d. CTA

	(2) The Government estimates, but does not guarantee that the annual volume of purchases under The BPA will be over $55 million (or $275 million over 5 years). This is not a requirements contract.

	(3) The BPA does not obligate any funds. Funds will be obligated as individual orders are placed hereunder.

(4)       The period of performance shall be September 6, 2005 through September 5, 2007. The Government under the terms and conditions of FAR Part 52.217-9 Option to Exercise the Term of Contract (March 2000) may unilaterally exercise three separate one-year options.

	(5) All DHHS operating divisions and staff divisions are hereby authorized to place orders under The BPA.

	(6) Orders may be placed against The BPA using Government Purchase Cards or Purchase Orders or Records of Call, and may be submitted electronically/telephonically/ facsimile or hard copy.

	Continued ...

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐	RECEIVED	☐ INSPECTED	☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED:
32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE			32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE				32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE
32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE
33. SHIP NUMBER		34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT		37. CHECK NUMBER

☐ PARTIAL	☐ FINAL			☐ COMPLETE	☐ PARTIAL	☐ FINAL

38. S/R ACCOUNT NUMBER		39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT				42a. RECEIVED BY (Print)

41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER			41c. DATE	42b. RECEIVED AT (Location)

				42c. DATE REC’D (YY/MM/DD)		42d. TOTAL CONTAINERS

STANDARD FORM 1449 (REV. 3/2005) BACK

CONTINUATION SHEET	Per Reference no. of Document Being Continued	Page	of
	HHSe233200530018B	3	4

NAME OF OFFEROR OR CONTRACTOR

MEDICAL STAFFING NETWORK

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT.	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

(7)       Under Executive Order 10450, employees and contractors for the Federal government shall undergo an appropriate background investigation to determine their suitability to work for the Federal government.  The positions on this contract are designated Level 5C, medium risk public trust positions with access to Federal government computer systems.  The minimum background investigation required for these positions is a National Agency Check with Inquiry and Credit (NACIC).  Agreement to undergo a NACIC background investigation is a condition for working on this contract.  For contractors, a NACIC requires fingerprinting and submission of a complete SF-85P, Questionnaire for Public Trust Positions, and a credit release.  Fingerprinting and submission of a complete SF-85P and credit release to the servicing Federal security office are required before the contractor will be allowed unescorted access and allowed to work at the a Federal facility.  Access to Federal government computer systems shall not be granted until results of the FBI National Criminal Records Database are received and indicate that the contractor has no disqualifying criminal record.

Investigation Requirements

Investigation requirements for Level 5C positions include the following:

*    National Agency Check and Inquiries (NACI): which consists of searches of OPM’s Security/Suitability Investigations Index (SII); the Defense Clearance and Investigations Index (DCII); the Federal Bureau of Investigation (FBI) Identification Division’s name and fingerprint files, and other files or indices when necessary

* Credit check

*    Written inquiries and searches of records covering specific areas of a person’s background during the past seven years.  Inquiries are sent to current and past employers, schools attended, references, and local law enforcement authorities

This process may not apply for a contractor who has been subject to a suitable prior investigation and there has been no break in service with a company that has a facility clearance and the investigation was within the last five (5) years

Documentation

* SF 85p Questionnaire for Public Trust Positions
* FD 258 - Contractor Fingerprint Card
* HHS Credit Release

Processing Cycle

The completed SF 85P, FD 258, and Credit Release are forwarded to the Office of Personnel Management (OPM) by the Personnel Security and Ethics Office to request NACIC investigations on Level 5C positions.

(8) The requirements of a proper invoice are as specified in the Federal Supply Continued ....

CONTINUATION SHEET	Per Reference no. of Document Being Continued	Page	of
	HHSe233200530018B	4	4

NAME OF OFFEROR OR CONTRACTOR

MEDICAL STAFFING NETWORK

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Schedule contract and FAR Clause 52.212-4.  When a purchase order is issued, invoices will be submitted to the Program Support Center, FMS - Commercial Payments, 5600 Fishers Lane, Room 16A - 12, Rockville, MD 20857, unless the purchase order indicates another address.

(9)       Vendors may enter into GSA Federal Supply Schedule Contractor Team Arrangements (CTA) to work together to meet the Department’s requirements.  Teaming agreements between a prime and subcontractor(s) are not Contractor Team Arrangements (CTAs).  Prime and Subcontractor teaming agreements may be entered into, but these agreements are between the prime contractor and the subcontractor and therefore would not form part of the terms of any resultant BPA awarded to the prime contractor.  In such arrangements, the prime contractor is limited to the supplies and/or services awarded on its GSA Schedule contract.

(10)     The Contractor’s performance shall be evaluated annually.  This evaluation shall become a part of the contract file and shall be used as past performance information in evaluating the Contractor’s and any significant subcontractors, or affiliates, past performance on future contracts.  The Contractor shall be given a minimum of 30 days to submit comments, rebutting statements or additional information.  A sample of the “Contractor Performance Report” form that may be used to conduct these evaluations is located at https://cps.od.nih.gov.  Contractors are required to register with The NIH Contractor Performance System at https://cpscontractor.nih.gov.

(11) Online Tool

Web-site development: DHHS would like to contract with a vendor that shall provide a web-based tool that through which:
* A catalog customized for DHHS that can be viewed on-line.
* Orders can be placed with a specialized form that contains free text fields for comments and requests.
* Resumes can be submitted to DHHS and viewed by DHHS.
* Order status can be viewed.
* Customer satisfaction surveys can be completed.
* Reports can be downloaded.
* Describe your company’s ability to provide a web-based tool with these services and your plan to further improve the tools capabilities.

(12) Monthly Reports

The contractor shall e-mail a monthly report to the Contracting Officer by the 10th of each month to pscacquisitions@psc.gov. Report details to be developed mutually between the parties.

(13) Additional labor hours, categories and sites may be added through the mutual agreement of the parties. Period of Performance: 09/06/2005 to 09/05/2007

Working Copy

Service Requirements - Vendor’s acceptance of the following service requirements indicates that these will be provided at no extra cost to DHHS.	Vendor Accepts (enter a ‘1’ if ‘yes’; otherwise, leave blank)
1a. Ordering Methods: Vendor shall allow DHHS to place orders for staffing services through a e-mail, fax or phone.	1
1b. Web-Site: Vendor shall develop a customized procurement web-site for DHHS that includes the Department’s specific catalog of products or services and prices. Within 60 calendar days of BPA award, the vendor shall implement a customized procurement web-site	1
1c. This web-site will allow DHHS to:
Order temporary staffing resources	1
View resumes submitted in response to an order	1
Conduct on-line customer satisfaction surveys.	1
View outstanding orders.	1
Download usage reports.	1
View invoices.	1
1d. This web-site will be required to be Section 508 Compliant. (see FAR, Part 39.2)	1
1e. Please indicate whether a web-site development plan is included in Section C IV of this RFQ. (Quotations submitted without such a plan may be considered incomplete).	1
2. Fulfillment Services: In the process of selecting the resource that will be supplied, vendor shall provide the following services:
Supply a minimum of three resumes for every resource requested.	1
Supply the minimum number of resumes within three days of the request.	1
Provided an option to interview resource(s) via phone or in person (dependent upon the resources location and availability).	1
3. Resource Availability Requirements: The resource(s) will be available on the requested date. The date request shall be no shorter than 2 business days from the time the resource is selected unless agreed to by vendor.	1
4. Payment: Vendor shall accept payment in the following ways:
P-Card – From government P-Card financial institution.	1
Electronic Funds Transfer - Non-P-Card – EFT from DHHS paying office within 30 days of receipt of invoice or supplies whichever is later.	1
5. Invoicing: Vendor shall provide invoices in the following formats:
Internet/web enabled tools	1
E-mail	1
Paper invoice through regular mail	1
6a. Reporting Content: Vendor shall provide at least the following reports as requested in electronic format (MS Excel) covering the following requirements:
Monthly summary level order and backlog information including quantity and dollar amounts.	1
Detailed monthly occupational position level information on resources staffed (including order number and date, OPDIV/STAFFDIV, invoice number and date, occupational position, quantity (in hours), hourly bill rate.	1
Monthly reports that reflect activities and progress with agreed upon performance metrics including: Resume Approval Rate, Resource Rejection Rate, and On-time Start Rate.	1
Open issues and anticipated resolutions.	1
6b. Reporting Template: Within 15 business days of award of the BPA, vendor shall present to DHHS for approval, a consolidated reporting format and/or template. Once approved, this reporting template will become the standard consolidated reporting format for all reports from supplier to DHHS.	1
7a. Cost Reduction Program: Vendor shall work with DHHS on a formal process improvement and cost reduction program to continually reduce the total cost of purchasing and consuming temporary staffing services, for e.g., through, monitoring demand, eliminating non-value added activities, and streamlining the purchasing process. (Please refer to TAPS RFQ.doc Section V for additional details) (Quotations submitted without such a plan may be considered incomplete).	1

Service Requirements - Vendor’s acceptance of the following service requirements indicates that these will be provided at no extra cost to DHHS.	Vendor Accepts (enter a ‘1’ if ‘yes’; otherwise, leave blank)
7b. Cost Reduction Implementation: Please indicate whether a cost reduction implementation plan is included in Section C of this RFQ. (Quotations submitted without such a plan may be considered incomplete).	1
8. Customer Service: Vendor shall provide customer service support through a toll-free support number during regular business hours (9am to 5pm in any and all time zones where vendor is providing staffing services). Please indicate whether a response to customer service requirements is included in Section C IV of this RFQ. (Quotations submitted without this information may be considered incomplete).	1
9. Training for On-line Procurement: Vendor shall provide training for purchasing services through their customized on-line procurement capability. Include details with web-site implementation plan. Training may be provided using online training tools or in a limited number of group sessions at high volume locations.	1
10. National Account Manager: Vendor shall provide a national account manager responsible for a DHHS program. This individual shall be ultimately responsible for all aspects of the DHHS program.	1
11. Min/Max Ordering Levels: No minimum purchases order level (dollar value or quantity) will be required to obtain the contracted pricing.	1
12. Pricing: DHHS Catalog and on-line pricing for all Occupational Positions in scope will reflect Hourly Bill Rates (as quoted in TAPS RFQ.xls)..	1
13. Prime Contractor: All sub-contracts will be considered the responsibility of the prime contractor. Prime contractor will be the single point of contact for DHHS.	1
14. Small and Disadvantaged Business Sub-Contracts: If the vendor is a large business, it will be required to submit SF294 and SF 295 Reports during the term of the BPA as specified in Section B. Contract Clauses of the BPA (if applicable).	1
15. Customer Surveys: Customer satisfaction will be monitored using surveys covering delivery, service, quality of resources, rejection-rates, etc. Customer surveys will be conducted by vendor for a small representative sample of employees quarterly using the online website or manual service.	1
16. Resume Approval Rate: Vendor shall maintain a resume approval rate of 90%. Resume Approval Rate is defined as the % of times that at least one resource represented by their resume, for each resource requested by DHHS, is accepted into the interview process (if necessary) or accepted directly to begin work. If the rate drops to below 90% of a monitoring period, vendor shall notify DHHS as to reasons for the decline and corrective action will be taken.	1
17. Resource Rejection Rate: Vendor shall maintain a rejection rate of less than 5%. Rejection rate is defined as the % of resources rejected due to poor performance or under qualification after being selected, arriving on site, and beginning work (there is no minimum or maximum time associated with the ability to reject a resource). If the rate rises above 5% during a monitoring period, vendor shall notify DHHS as to reasons for the decline and corrective action will be taken.	1
18. On Time Start Rate: Vendor shall maintain an On Time Start Rate of 95%. On Time Delivery Rate is defined as the selected resource arriving at the work site on the requested day. If the rate drops below 95% during a monitoring period, vendor shall notify DHHS as to reasons for such a high returns rate and corrective action will be taken.	1

19.  Communications Plan:  Vendor shall assist DHHS in communicating the new temporary staffing services program to Department end users.  Vendor communication to DHHS personnel will include, but not be limited to, presentations at DHHS locations, open houses, distributions of marketing materials at sites agreed to between DHHS and the vendor.  vendor shall present to DHHS its implementation communication strategy for approval 20 business days following the award date of the contract.  The purpose of the communication plan is to help disseminate vendor information and benefits of using their services and should be conducted by vendor sales staff as part of their normal assignments.

1
20. Vendor’s Catalog: The vendor shall make customized occupational position catalogs available to DHHS ordering offices. The printed catalog will include all occupational positions covered by the DHHS contract. Catalogs will be updated, reprinted and redistributed on an annual basis.	1